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                                                                       EXHIBIT 4



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                          SHARES OF BENEFICIAL INTEREST
                                  NO PAR VALUE

                                  NORWEST FUNDS

                       __________ FUND - __________ CLASS


                             [CERTIFICATE SPECIMEN]


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The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


                                   UNIF GIFT MIN ACT - _______ Custodial ______
TEN COM - as tenants in common                         (Cust)           (Minor)
TEN ENT - as tenants by entireties                     under Uniform Gifts to
                                                       Minors

JT TEN - as joint tenants with right of survivorship   Act ___________________
         and not as tenants in common                           (State)
     Additional abbreviations may also be used though not in the above list.
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FOR VALUE RECEIVED, hereby sell, assign and transfer unto

  PLEASE INSERT SOCIAL SECURITY NUMBER
OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------------

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            (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)


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                                                      , SHARES
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OF BENEFICIAL INTEREST REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY
IRREVOCABLY CONSTITUTE AND APPOINT


                                                       ATTORNEY
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TO TRANSFER THE SAID SHARES ON THE BOOKS OF THE WITHIN-NAMED TRUST WITH FULL
POWER OF SUBSTITUTION IN THE PREMISES.


DATED        19
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